EXHIBIT 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 14, 2011, to be effective, however, as of June 30, 2011 (the “First Amendment Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.           Amendments to Section 1.01.

(a)	The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “; provided, in no event shall the LIBO Rate be less than 1%.”

(b)	Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in proper alphabetical order:

“First Amendment Effective Date” means June 30, 2011.

3.           Amendment to Section 2.07.  Section 2.07 of the Credit Agreement is hereby amended to restate in its entirety subsection (a) thereof as follows:

“(a)           Borrowing Base.

(i)           For the period from and including the Effective Date to but excluding the First Amendment Effective Date, the amount of the Borrowing Base shall be $145,000,000; provided, if any of the Acquisitions are not consummated and closed contemporaneously with the Effective Date, the Borrowing Base shall be automatically reduced as follows:

FAILURE TO CLOSE	REDUCTION OF BORROWING BASE
NGAS Acquisition	$45,000,000
NuLoch Acquisition	$25,000,000

Upon the consummation and closing of any Acquisition after the Effective Date and satisfaction of the conditions set forth in Section 6.02, the Borrowing Base shall be automatically increased by the amount set forth above opposite the applicable Acquisition.  In addition, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.11.

(ii)           For the period from and including the First Amendment Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $170,000,000.  Notwithstanding the foregoing, if the Borrower enters into Swap Agreements in the amounts set forth on Schedule 2.07(a)(ii) or in amounts for equivalent or greater value, as determined by the Administrative Agent in its reasonable discretion, the Borrowing Base shall be increased to $177,500,000.  In addition, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.11.”

4.           Amendment to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate in their entirety clauses (m), (n) and (o) thereof as follows and add the following new clause (p) at the end of said Section:

“(m)           Debt of Alpha Hunter Drilling, LLC, Hunter Real Estate, LLC and Triad Hunter LLC guaranteed by the Borrower in an amount not to exceed $10,000,000 in the aggregate which Debt shall be on terms and conditions reasonably satisfactory to the Administrative Agent and have terms and conditions no more restrictive than the terms and conditions set forth in this Agreement;

(n)           the Hall Houston Debt in an amount not to exceed $640,695 at any one time outstanding;

(o)           Debt of the Borrower for the acquisition and/or financing of a corporate airplane in an amount not to exceed $4,100,000 and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent; and

(p)           other Debt not to exceed $3,000,000 in the aggregate at any one time outstanding.”

5.           Amendment to Section 9.03.  Section 9.03 of the Credit Agreement is hereby amended to restate in their entirety clauses (f) and (g) thereof as follows and add the following new clause (h) at the end of said Section:

“(f)           Liens in favor of Lenders securing Debt permitted by Section 9.02(i);

(g)           Liens on the assets of Unrestricted Subsidiaries securing Debt permitted by Sections 9.02(j) and (m) and Liens on the assets of Triad Hunter LLC securing Debt permitted by Section 9.02(m); and

(h)           Liens securing Debt permitted by Section 9.02(o); provided such Liens extend only to the property purchased and/or financed with the proceeds of such Debt.”

6.           Amendment to Schedule 7.01.  Schedule 7.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 7.01 attached hereto.

7.           Amendment to Credit Agreement.  The Credit Agreement is hereby amended to add thereto Schedule 2.07(a)(ii) attached hereto.

8.           Ratification.  The Borrower and Guarantors hereby ratify all of their respective Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

9.           Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

10.           Conditions to Effectiveness.  This Amendment shall be effective on the First Amendment Effective Date upon satisfaction of the following conditions:

(a)	the execution and delivery hereof by the Borrower, the Guarantors and each of the Lenders to the Administrative Agent and receipt by the Administrative Agent of this Amendment; and

(b)
the payment to the Administrative Agent and the Lenders of all fees and expenses that are due in connection with this Amendment, including those amounts set forth in that certain letter dated June 27, 2011 between the Administrative Agent, BMO Capital Markets and the Borrower and any billed fees and disbursements of Andrews Kurth LLP.

11.           Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

12.           Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

13.           Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written to be effective, however as of the First Amendment Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:   Magnum Hunter Resources Corporation,
             its sole member

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:   Magnum Hunter Resources GP, LLC,
          its general partner

By:  Magnum Hunter Resources Corporation,
            its sole member

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:  Magnum Hunter Resources Corporation,
       its sole member

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION, INC.,
a Kentucky corporation

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

NGAS HUNTER, LLC,
a Delaware limited liability company

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

MHR CALLCO CORPORATION,
a corporation existing under the laws
of the Province of Alberta

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws
 of the Province of Alberta

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws
of the Province of Alberta

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

WILLISTON HUNTER, INC., a Delaware corporation By: /s/ Ronald D. Ormand Ronald D. Ormand Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER: BANK OF MONTREAL By: /s/ Gumaro Tijerina Gumaro Tijerina Director

LENDER: CAPITAL ONE, N.A. By: /s/ Nancy M. Mak Name: Nancy Mak Title: Vice President

LENDER: AMEGY BANK NATIONAL ASSOCIATION By: /s/ Mark Serice Mark Serice Senior Vice President

LENDER: KEYBANK NATIONAL ASSOCIATION By: /s/ David Morris Name: David Morris Title: Vice President

LENDER: UBS LOAN FINANCE LLC By: /s/ Ira R. Otba Name: Ira R. Otba Title: Associate Director By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

Signature Page to First Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:   /s/ John Miller
Name:   John Miller
Title:  Vice President

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:   /s/ Michael Betz
Name:   Michael Betz
Title:  Vice President

LENDER:

UNION BANK, N.A.

By:  /s/ Paul E. Cornell
Name:  Paul E. Cornell
Title:  Senior Vice President

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:   /s/ Nupur Kumar
Name:   Nupur Kumar
Title:  Vice President

By:  /s/ Rahul Parmar
Name:   Rahul Parmar
Title:  Associate

Signature Page to First Amendment to Credit Agreement

SCHEDULE 2.07(a)(ii)

SWAP AGREEMENT REQUIREMENTS

Year	2011	2012	2013	2014
Bbls	27,000	182,500	228,125	200,750
Minimum Hedge Price	$90.00	$90.00	$90.00	$90.00

Schedule 2.07(a)(ii)

SCHEDULE 7.01

CORPORATE ORGANIZATIONAL CHART

(See attached)

Schedule 7.01